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                                                                    EXHIBIT 10.1


                              AMENDED AND RESTATED
                     MOLECULAR INSIGHT PHARMACEUTICALS, INC.
                           2006 EQUITY INCENTIVE PLAN

                          INCENTIVE STOCK OPTION AWARD

[Name]
[Address]

Dear _____________________:

You have been granted an option (the "Option") to purchase shares of common stock of Molecular Insight Pharmaceuticals, Inc. (the "Company") under the Amended and Restated Molecular Insight Pharmaceuticals, Inc. 2006 Equity Incentive Plan (the "Plan") with the following terms and conditions:


Grant Date:                __________, 20___

Type of Option:            Incentive Stock Option

Number of Option Shares:   __________________

Exercise Price per Share:  U.S. $_____________

Expiration:                Close of business at the Company headquarters on the
                           tenth (10th) anniversary of the Grant Date, subject to earlier termination as described under "Termination of Employment."

Vesting: Your Option will vest in accordance with the following schedule, provided you are continuously employed by the Company or an Affiliate until the applicable vesting date:

                               Percent of
                             Option Vested               Vesting Date
                             -------------               ------------
                           25%                 1st anniversary of the Grant Date
                           An additional 25% 2nd anniversary of the Grant Date An additional 25% 3rd anniversary of the Grant Date An additional 25% 4th anniversary of the Grant Date

                           [__________ PERCENT (___%) OF YOUR OPTION WILL VEST ON ACHIEVEMENT OF PERFORMANCE GOALS AS SPECIFIED IN SCHEDULE A TO THIS STOCK OPTION AWARD, PROVIDED YOU ARE CONTINUOUSLY EMPLOYED BY THE COMPANY OR AN AFFILIATE UNTIL THE PERFORMANCE GOALS ARE ACHIEVED.]*

----------------------
* If a milestone provision is included, the vesting percentage subject to four equal annual installments needs to be proportionally reduced.

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                                       Upon termination of your employment with
                                       the Company and its Affiliates for
                                       any other reason (other than for Cause), the unvested portion of your Option will terminate on the date of such termination.

                                       In the event of a Change of Control of
                                       the Company, your Option will be
                                       treated as provided in Section 14(c) of
                                       the Plan.

Manner of Exercise:                    You may exercise your Option only to the
                                       extent vested and only if the Option
                                       has not terminated. To exercise your
                                       Option, you must complete the "Notice
                                       of Stock Option Exercise" form provided
                                       by the Company and return it to the
                                       address indicated on the form. Your form must specify how many shares you wish to purchase and will explain how you must satisfy the exercise price and withholding taxes due, if any, upon exercise. The form will be effective when it is received by the Company.

                                       If someone else wants to exercise your
                                       Option after your death, that person
                                       must contact the Company and prove to the Company's satisfaction that he or she is entitled to do so. Your ability to exercise the Option may be restricted by the Company if required by applicable law, any Company policy or any agreement between the Company and its underwriters.

Termination of Employment:             If your employment terminates your Option
                                       will terminate on the close of
                                       business at the Company headquarters as
                                       follows:

                                       -    If your employment terminates as a
                                            result of death or Disability (at
                                            a time when your employment could
                                            not have been terminated for
                                            Cause), the vested portion of your
                                            Option will terminate ninety (90)
                                            calendar days after the date of the
                                            termination.

                                       -    If your employment terminates as a
                                            result of your Retirement, the
                                            vested portion of your Option will
                                            terminate ninety (90) calendar days
                                            after the date of your termination
                                            of employment.

                                       -    If your employment terminates for
                                            any other reason (other than for
                                            Cause, as described below), the
                                            vested portion of your Option will
                                            terminate ninety (90) calendar days
                                            after the date of the termination.

                                       If your employment is terminated for
                                       Cause, your entire Option (whether
                                       vested or nonvested) is terminated
                                       immediately. In addition, if you have
                                       submitted a notice of exercise that has
                                       not yet been processed and your
                                       employment is terminated for Cause, your
                                       notice of exercise will be rescinded
                                       and your exercise price will be returned
                                       to you.
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Transferability:                       You may not transfer or assign your
                                       Option for any reason, other than under
                                       your will or as required by intestate
                                       laws. Any attempted transfer or
                                       assignment in violation of this provision will be null and void. During your lifetime, only you (or your guardian or legal representative if approved by the Company in the event of your incapacity) are entitled to exercise the Option.

Restrictions on Resale:                By accepting the Option, you agree not to
                                       sell any Shares acquired under the
                                       Option at a time when applicable laws,
                                       Company policies or an agreement
                                       between the Company and its underwriters prohibit a sale.

Notice of Sale:                        You must report to the Secretary of the
                                       Company any disposition of the Shares
                                       acquired under this Option that is made
                                       within two (2) years from the Grant
                                       Date or within twelve (12) months from
                                       the date you acquired the Shares (the
                                       "Notice Period"). In addition, the
                                       Company may, at any time during the
                                       Notice Period, place a legend or legends on any certificate(s) for the Option
                                       Shares requesting the Company's transfer agent to notify the Company of any transfer of the Shares.

Miscellaneous:                         -    This Stock Option Award may be
                                            amended only by written consent
                                            signed by you and the Company,
                                            except to the extent the amendment
                                            is not to your detriment or the
                                            Committee deems it necessary to
                                            comply with any applicable law or
                                            listing requirement of any principal
                                            securities exchange or market on
                                            which the Company's common stock is
                                            then traded, or to preserve
                                            favorable accounting treatment of
                                            the Option for the Company.

                                       -    As a condition of the granting of
                                            the Option, you agree, for
                                            yourself and your legal
                                            representatives or guardians, that
                                            this Stock Option Award shall be
                                            interpreted by the Committee and
                                            that any interpretation by the
                                            Committee of the terms of this Stock
                                            Option Award and any determination
                                            made by the Committee pursuant to
                                            this Stock Option Award shall be
                                            final, binding and conclusive.

                                       -    This Stock Option Award may be
                                            executed in counterparts.
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The Option is granted under and governed by the terms and conditions of the
Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Stock Option Award can be found in the Plan.

                                         MOLECULAR INSIGHT PHARMACEUTICALS, INC.


                                         By:
                                            ------------------------------------
                                               Authorized Officer


                              OPTIONEE'S ACCEPTANCE

BY SIGNING BELOW AND ACCEPTING THIS STOCK OPTION AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN, AND YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN IN ITS ENTIRETY AND THE SUMMARY OF THE PLAN, WHICH CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MEETS THE REQUIREMENTS OF
SECTION 10(a) OF SAID ACT.


                                         ---------------------------------------
                                         Optionee Signature
                                         Print Name:
                                                    ----------------------------




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